                                                                    Exhibit 10.d



                         CONTINENTAL BANK CORPORATION
                      1982 PERFORMANCE, RESTRICTED STOCK
                             AND STOCK OPTION PLAN

                                  As amended










                                                   Last Amended November 3, 1997

                         CONTINENTAL BANK CORPORATION
                      1982 PERFORMANCE, RESTRICTED STOCK
                             AND STOCK OPTION PLAN



        1. Purpose. The purpose of the 1982 Performance, Restricted Stock and Stock Option Plan (the "Plan") of Continental Bank Corporation (the "Company") is to promote the long-term financial interests of the Company by (i) rewarding key executives of the Company and its Subsidiaries (as defined below) for their contributions to the success of the Company, (ii) attracting and encouraging long service by key executives possessing outstanding abilities, (iii) providing competitive incentive compensation in the form of incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock; and
(iv) furthering the identity of interests of key executives with those of the Company's stockholders through opportunities for increased stock ownership and awards based on corporate performance. The term "Subsidiary" means any corporation of which the Company owns or controls, directly or indirectly, 50 percent or more of the outstanding shares of stock normally entitled to vote for the election of directors.

        2. Administration. The Plan shall be administered, construed and interpreted by a Committee of not less than three members, which, subject to the following provisions of this Section 2, shall be the Compensation Committee of the Board of Directors of the Company until such Board of Directors determines otherwise. No member of the Committee shall be eligible, or within one year prior to such membership shall have been eligible, for selection as a person to whom stock may be awarded or allocated or to whom stock options or stock appreciation rights may be granted under the Plan or any other plan of the Company (or of any of its affiliates) entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company (or of any of its affiliates). The decision of a majority of the members of the Committee shall constitute the decision of the Committee and the Committee may act either at a meeting at which a majority of the members of the Committee is present, or by writing signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to interpret the Plan. Notwithstanding the foregoing provisions of this Section 2, the Chairman of the Company shall exercise all authority otherwise delegated to the Committee under the Plan with respect to stock options, stock appreciation rights and Restricted Stock (as described in Section 8) awarded to, or held by, person who, at the time such authority is exercised, are not subject to Section 16(a) or Section 16(b) of the Securities Exchange Act of 1934.

        3. Participation. The Committee shall, from time to time, determine and designate the officers (including officers who are members of the Board of Directors) and other key employees of the Company and its Subsidiaries who shall be Participants in the Plan and the number of stock options, stock appreciation rights and shares of Restricted Stock to be awarded to each such Participant. In making any such award the Committee shall take into account the past performance of the Company and its Subsidiaries, the Participant's contributions to such performance, the capacity of the Participant to contribute in a substantial measure to such performance in the future, and such other factors as the Committee may consider relevant.

        4. Stock Subject to Plan. Shares of stock subject to the Plan shall be shares of the Company's common stock, par value $4 per share ("Common Stock"). Subject to adjustment as provided in Section 11, the aggregate number of shares of Common Stock which may be delivered under the Plan shall not exceed 4,000,000 shares. Any shares subject to any grant which terminates by expiration, cancellation, forfeiture, surrender or otherwise without the issuance of shares or without payment therefore or, in the case of Restricted Stock, without vesting shall again be available for future grants under the Plan. Either authorized and unissued shares or treasury shares may be delivered under the Plan; provided, however, that unissued shares shall not be awarded as Restricted Stock to any Participant who has been employed by the Company and its Subsidiaries for less than one year, unless the Committee expressly determines, after consideration of all other remuneration paid or payable to the Participant, that the services already rendered to the Company and its Subsidiaries by the Participant for which he is being awarded Restricted Stock have a value of not less than the par value of the shares awarded to him.

        5. Terms of Option. Each option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement between the Company and the Participant, and shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

              (a) Option Price. The price at which a share of Common Stock may be purchased pursuant to the exercise of an option shall be determined by the Committee at the time such option is granted, but shall not be less than the greater of (i) the fair market value, as determined by the Committee, of a share of Common Stock on the date of grant or (ii) the par value of such stock.

              (b) Period for Exercise of Option. The option or any part thereof shall become exercisable at such date or dates as shall be fixed by the Committee at the time such option is granted or at such earlier time as may subsequently be determined by the Committee; provided that an incentive stock option granted prior to January 1, 1987, by its terms, shall not be exercisable while there is outstanding, within the meaning of

                     Section 422A(b)(7) of the Internal Revenue Code of 1954, any other incentive stock option which was granted to the Participant before the granting of the option and which other incentive stock option is for the purchase of shares of stock in the Company, in a corporation which at the time of the granting of the other incentive stock option was a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporations.

              (c) Purchase of Shares. The option price of each share of Common Stock purchased upon exercise of an option shall be paid in full at the time of exercise, which payment shall be in cash or, unless otherwise determined by the Committee, by delivery of shares of Common Stock having a fair market value equal to the option price, or by a combination of such shares and cash. Each option may be exercised in whole or in part, at any time or from time to time, during the period such option is exercisable, except that no option may be exercised for less than fifty shares of stock, unless the exercise for a lesser number of shares will exhaust such option.

              (d) Termination of Option. Except as otherwise provided for below, any option granted pursuant to the Plan shall terminate not more than ten years after the date on which such option is granted. If a Participant ceases to be an employee of the Company or any Subsidiary for any reason other than retirement or death, any option granted to him pursuant to the Plan shall forthwith terminate. A leave of absence approved by the Committee, or a transfer of employment from the Company to any Subsidiary or from a Subsidiary to the Company or any other Subsidiary, shall not constitute a cessation of employment. If any Participant ceases to be an employee of the Company or a Subsidiary by reason of a retirement which entitles him to pension benefits, other than a deferred vested pension, under any pension plan then maintained by the Company or a Subsidiary, any option granted to him pursuant to the Plan may be exercised by him within three years after the date of his retirement (but not later than ten years after the date such option was granted) to the full extent such option was exercisable on the date of such cessation. In the event of the death of a Participant while in the employ of the Company or a Subsidiary or within three years after the date of his retirement, any option which had not previously terminated may be exercised within three years after the date of his death by his estate or by the person or persons entitled thereto by will or by applicable laws of descent and distribution, to the full extent such option was exercisable on the date of his death;

                     provided, however, that an incentive stock option may not be exercised after the expiration of ten years from the date the option was granted.

              (e) Limitation on Amount of Incentive Stock Options. The aggregate fair market value (determined at the time the option is granted) of the shares with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by any Participant in any calendar year under this Plan and each other stock option plan of the Company and any parent and subsidiary corporations shall not exceed $100,000.

              (f) Deferral of Option Gain. The Committee may permit a Participant to elect to defer the receipt of the shares of Common Stock upon exercise of an option under such rules as the Committee may determine in its sole discretion. If such an election is made, upon exercise of the option, the Company shall not direct the Company's transfer agent to register the shares of Common Stock in the name of the Participant until the date determined under the Committee's rules and the Participant's election.

        6. Stock Appreciation Rights. The Committee may, in its discretion, grant a stock appreciation right to any Participant under the Plan. Each stock appreciation right shall be evidenced by a Stock Appreciation Rights Agreement between the Company and the Participant, and shall relate to and be associated with all or any part of a specific option. A stock appreciation right may be granted either at the time of the grant of the related option or at any time thereafter. A stock appreciation right shall be exercisable only if the fair market value of a share of Common Stock exceeds the option price for the related option and then shall be exercisable to the extent, and only to the extent, that the related option is exercisable. The Committee may at the time of granting any stock appreciation right add such additional conditions and limitations to the stock appreciation right as it shall deem advisable, including, but not limited to, limitations on the period or periods within which the stock appreciation right shall be exercisable and the maximum amount of appreciation to be recognized with regard to such stock appreciation right. In the case of Participants who are subject to Section 16(a) and Section 16(b) of the Securities Exchange Act of 1934, the Committee may at any time add such additional conditions and limitations to such stock appreciation right which, in its discretion, the Committee deems necessary or desirable in order to comply with Section 16(a) or Section 16(b) and the rules and regulations thereunder, or in order to obtain any exemption therefrom. A stock appreciation right shall entitle the Participant to whom it is granted (including his estate or other successor in interest upon his death as provided in the last sentence of paragraph 5(d)) the right to elect, so long as such stock appreciation right is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his related option, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate fair market value on the date of surrender equal to the product of (i) the excess of the fair market value of a share of Common Stock on the date of surrender over the per share option price under such option and (ii) the number of shares of Common Stock subject to such option or portion thereof which is surrendered. Any option or portion thereof which is surrendered shall no longer be exercisable. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of a stock appreciation right by the payment of cash equal to the aggregate fair market value of the shares of Common Stock the Company would otherwise be obligated to deliver.

        7. Transferability. Options and stock appreciation rights are not transferable except by will or the laws of descent and distribution. Options and stock appreciation rights may be exercised during the lifetime of the Participant only by the Participant and, after the death of the Participant, only as provided in paragraph 5(d).

        8. Terms and Conditions of Restricted Stock Awards. All shares of Common Stock awarded to Participants under the Plan ("Restricted Stock") shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion:

              (a) Restricted Period. Shares of Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered during a "Restricted Period" commencing on the date of the award and ending on the September 30th coincident with or next following the fourth anniversary thereof, or such later date as the Committee may designate at the time of the award, subject to the following:

                     (i) Except as otherwise provided by the Committee at the time of an award of Restricted Stock, if a Participant's employment with the Company and its Subsidiaries is terminated by reason of his death, disability (as determined by the Committee) or a retirement which entitles him to pension benefits other than a deferred vested pension under a pension plan then maintained by the Company or a Subsidiary, then the Restricted Period shall end as of the date of such termination with respect to such number of shares (disregarding any fractional shares) of Restricted Stock granted to him under such prior award as is proportionate to the ratio of (A) the number of whole calendar months elapsed between the date of the award and the date of such termination to (B) the number of whole calendar months in the original Restricted Period.

                     (ii) The Committee may, at the time of an award or at any time thereafter, reduce or terminate the Restricted Period otherwise applicable to all or any portion of any Restricted Stock award; provided, however, that no such reduction under this subparagraph (i) shall be applicable to Restricted Stock held by a Participant who voluntarily terminates his employment within one year of the date such Restricted Stock was awarded. For purposes of this subparagraph (ii), termination of employment by reason of disability (as determined by the Committee) or mandatory retirement shall not be deemed a voluntary termination.

                     Subject to the provisions of paragraphs (b) and (f) next below, at the end of the Restricted Period for any shares of Restricted Stock, such shares will be transferred free of all restrictions to the Participant or, in the event of his death, to the beneficiary or beneficiaries designated by the Participant under this Plan or, if none, to his estate. Delivery of shares in accordance with the preceding sentence shall be made within the thirty-day period following the end of the Restricted Period.

              (b) Forfeitures. Except as otherwise provided in subparagraph 8(a)(i) and subject to the rights of the Committee under subparagraph 8(a)(ii), a Participant shall forfeit all shares of Restricted Stock and all dividends and interest accumulated in accordance with the provisions of Section 9 if his employment with the Company and its Subsidiaries is terminated prior to the last day of the applicable Restricted Period.

              (c) Certificates Deposited With Company. Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited with the Company. Each such certificate shall bear the following (or a similar) legend:

                             "The transferability of this certificate and the
                     shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Continental Bank Corporation 1982 Performance, Restricted Stock and Stock Option Plan and an Agreement entered into between the registered owner and Continental

              Bank Corporation. A copy of such Plan and Agreement is on file at the principal office of Continental Bank Corporation at 231 South LaSalle Street, Chicago, Illinois 60697."

        (d) Restricted Stock Agreement. The Participant shall enter into an Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters as the Committee shall, in its sole discretion, determine.

        (e) Stockholder Rights. Subject to the foregoing restrictions and to the provisions of Section 9, each Participant shall have all the rights of a stockholder with respect to his shares of Restricted Stock, including, but not limited to, the right to vote such share.

        (f) Substitution of Rights. Prior to the end of the Restricted Period with respect to any shares of Restricted Stock awarded to a Participant, the Committee may, with the consent of the Participant, substitute an unsecured obligation of the Company to pay cash or stock (on such reasonable terms and conditions as the Committee may, in its sole discretion, determine) in lieu of its obligations under this Section 8 and under Section 9 to deliver unrestricted shares of Common Stock plus accrued dividends and interest.

        9. Dividends. Except as otherwise provided by the Committee, dividends, including stock dividends, shall be accrued on each share of Restricted Stock from the date as of which it is awarded and, if such share has not been forfeited, shall be paid to the Participant, or in the event of his death to his estate, as of the last day of the Restricted Period with respect to such share. Such dividends shall not be held in a separate fund or separately invested. Upon delivery of such dividends, interest shall be paid by the Company on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate equal to the rate of interest payable on amounts deferred under the Continental Bank Corporation Deferred Incentive Plan, as such rate may be adjusted from time to time.

        10. Compliance With Applicable Laws. Notwithstanding any other provision of the Plan, the Committee may subject shares of Common Stock awarded under the Plan to such conditions, limitations or restrictions as the Committee determines to be necessary or desirable to comply with any law or regulation or with the requirements of any securities exchange.

        11.   Changes in Capitalization, Similar Changes and Changes in
Control. In the event of any change in the outstanding shares of Common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares which may be delivered under the Plan and the option price under and the number and class of shares covered by outstanding options and stock appreciation rights shall be equitably adjusted by the Committee. Such determination of the Committee shall be conclusive; provided that in no event shall the Committee adjust the option price of the stock to a price less than the par value of the stock on the date of the adjustment. Furthermore, if there is an adjustment in the number of shares, no fraction of a share shall be delivered upon any exercise of an option or with respect to any Restricted Stock; and, if an adjustment of the option price shall result in a fraction of one cent, a full cent shall be included in such price in lieu of such fraction. Any shares of stock or other securities received by a Participant with respect to Restricted Stock will be subject to the same restrictions and shall be deposited with the Company. If the company shall be consolidated or merged with another corporation, any stock, securities or other property which any Participant is entitled to receive by reason of his ownership of the shares of Restricted Stock shall be deposited with the Company or its successor. Subject to the provisions of Section 8, such stock, securities or other property shall also be subject to the same restrictions as such Restricted Stock, and shall bear an appropriate legend similar in form to the legend set forth in paragraph 8(c). Notwithstanding the foregoing provisions of this Section 11, or any other provision of the Plan, other than Section 14, the Committee may, in its sole discretion, at the time of any award or grant under the Plan or at any time thereafter, provide for the acceleration of rights under any grant or award in the event of a change in control of the Company and may establish the conditions under which such a change in control will be deemed to have occurred.

        12. Withholding Tax. The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments.

        13. Employees' and Participants' Rights. No employee or other person shall have any claim or right to be awarded stock options, stock appreciation rights or Restricted Stock under the Plan except as the Committee shall have conferred in its discretion in the administration of the Plan. Participation in the Plan shall not confer upon any Participant any right with respect to continuation of employment by the Company or a Subsidiary, nor interfere with the right of the Company or such Subsidiary to terminate at any time employment of any Participant.

        14. Amendment and Termination. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time. The Compensation Committee of the Board of Directors, or any successor thereto designated by the Board of Directors in accordance with the provisions of
Section 2, may amend the Plan
to the extent necessary for the efficient administration of the Plan, or to make it practically workable or to conform to the provisions of any federal or State law or regulation. Notwithstanding the foregoing provisions of this Section 14, in no event shall any amendment be made without stockholder approval which shall:

        (a)   increase the total number of shares which may be awarded under
              Section 4 of the Plan (subject to adjustment in accordance with Section 11);

        (b) reduce the option price under any option below the fair market value of the stock subject to the option determined as of the date of grant;

        (c) extend the period during which an option or stock appreciation right may be exercised beyond the period provided in paragraph 5(d); or

        (d)   withdraw the administration of the Plan from the Committee.

The Plan shall terminate automatically on April 26, 1993. In no event may any amendment, suspension or termination impair the rights of any Participant, without his consent, in any stock option, stock appreciation right or Restricted Stock previously awarded under the Plan.

        15.   Effective Date. This Plan shall be effective as of January 1,
1982 subject to the approval by the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting of Stockholders to be held on April 26, 1982 or any adjournment thereof. All awards of stock options, stock appreciation rights and Restricted Stock are subject to such approval and, notwithstanding any other provision of the Plan, if such stockholder approval is not obtained, all such awards as well as dividends paid or payable with respect to Restricted Stock shall be forfeited.

        The following provision was added to the plan by the BAC Board of Directors on August 7, 1995. For purposes of this provision, "BankAmerica" means BankAmerica Corporation and "Company" means BankAmerica and its subsidiaries collectively.

        Notwithstanding any other provision in the Plan, the following shall apply in the event of a Change in Control, as defined below, in BankAmerica:

        Change in Control means that one of the following events has occurred:

              (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange

Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of BankAmerica (the "Outstanding BankAmerica Common Stock") or (ii) the combined voting power of the then outstanding voting securities of BankAmerica entitled to vote generally in the election of directors (the "Outstanding BankAmerica Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from BankAmerica
(ii) any acquisition by BankAmerica, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below.

        (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by BankAmerica's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

        (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of BankAmerica or its principal Subsidiary (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns BankAmerica or all or substantially all of BankAmerica's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities, as the case may be, (provided, however, that, for the purposes of this clause (A), any shares of common stock or voting securities of such resulting corporation received by such beneficial owners in such Business Combination other than as the result of such beneficial owners' ownership of Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to such Business Combination shall be considered to be owned by such beneficial owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting corporation), (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation unless such Person owned 20% or more of the Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board (or, in the case of BankAmerica's principal Subsidiary, the corresponding board of directors) at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

              (iv) Approval by the shareholders of BankAmerica of a complete liquidation or dissolution of BankAmerica.

        (a) All outstanding stock options and stock appreciation rights under the Plan shall be immediately exercisable in full if BankAmerica undergoes a Change in Control.

        (b)   [intentionally left blank]

        (c)   [intentionally left blank]

        (d) The Company shall have the right to deduct from any settlement of any stock option or stock appreciation right an amount sufficient to cover withholding required by law for any federal, state or local taxes, or to take such other action as may be necessary to satisfy any such withholding obligation.

        The resolution adding the above provision provided that no modification, suspension, amendment or termination of the Plan may be made which would adversely affect the rights of any employee or former employee under the amendment with respect to any stock option or stock appreciation right granted under the Plan prior to the date of such modification, suspension, amendment or termination.

                       CONTINENTAL ILLINOIS CORPORATION
                           231 South LaSalle Street
                            Chicago, Illinois 60697

                                 SERIAL NUMBER
                                    8290021

     Optionee:

     Shares:  9,000

     Option Price:  $16.875

     Date of Grant:  February 26, 1990

     Expiration Date:  February 24, 2000


                                 ENDORSEMENTS

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